                                                                     EXHIBIT 10


                           AMENDMENT NO. 2 AND CONSENT


                                                Dated as of March 10, 1999

To the banks, financial institutions and other institutional lenders (collectively, the "Banks") party to the Credit Agreement referred to below, to Citibank, N.A., as administrative agent (the "Agent") for the Banks, to SunTrust
   Bank, Nashville, N.A., as the swing line bank, and to NationsBank, N.A., as documentation agent

Ladies and Gentlemen:

          We refer to the Second Amended and Restated Revolving Credit Agreement dated as of April 2, 1998, and the Amendment No.1 and Consent thereto dated as of September 22, 1998 (such Credit Agreement, as so amended, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Amendment No. 2 and Consent have the same meanings as specified in the Credit Agreement.

          It is hereby agreed by you and us as follows:

          The Credit Agreement is, effective as of the date of this Amendment No. 2 and Consent, hereby amended as follows:

          (a) The definition of "EBITDA" in Section 1.01 is amended by adding at the end thereof new clauses (xi), (xii) and (xiii) to read as follows:

          "plus (xi) in the case of the fiscal quarters ending December 31, 1998 and the following three quarters, the aggregate amount of any reduction in Net Income attributable to any non-cash charge for the revaluation of assets made in accordance with generally accepted accounting principles, provided that such reduction shall not exceed $110,400,000 (prior to any adjustment for income taxes) plus (xii) in the case of the fiscal quarter ending March 31, 1999 and the following three quarters, the aggregate amount of any reduction in Net Income attributable to any charge for the revaluation of assets made and/or any restructuring charges taken, in each case in accordance with generally accepted accounting principles, provided that such reduction shall not exceed $8,700,000 (prior to any adjustment for income taxes) plus (xiii) in the case of the fiscal quarter ending December 31, 1999 and the following three quarters, the aggregate

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          amount of any reduction in Net Income attributable to any charge related to the implementation of SFAS No. 133 made in accordance with generally accepted accounting principles, provided that such non-cash reduction shall not exceed $10,000,000 (prior to any adjustment for income taxes)."

          (b) The definition of "Applicable Eurodollar Rate Margin" in Section
     1.01 is amended by (i) deleting the phrase "0.5000% per annum and thereafter 0.6750% per annum" in the first sentence thereof and substituting therefor the phrase "0.6750% per annum and thereafter 0.8500% per annum", (ii) deleting the date "September 30, 1998" in the second to last sentence thereof and substituting therefor the date "March 31, 1999",
     (iii) deleting the figure "0.6750%" in the last sentence thereof and substituting therefor the figure "0.8500%" and (iv) deleting the table therein and substituting therefor the following table:

                                                            Applicable Eurodollar
                  "Consolidated                                 Rate Margin for
                 Debt/EBITDA Ratio                                 Advances
              ----------------------                         --------------------

     Greater than 3.50 to 1.00                                    0.8500%

     Less than or equal to 3.50 to 1.00 but                       0.6750%
     greater than 3.00 to 1.00

     Less than or equal to 3.00 to 1.00 but                       0.5000%
     greater than 2.50 to 1.00

     Less than or equal to 2.50 to 1.00 but                       0.4250%
     greater than 2.00 to 1.00

     Less than or equal to 2.00 to 1.00                           0.3250%"


          (c) The definition of "Applicable Facility Fee Rate" in Section 1.01 is amended by (i) deleting the phrase "0.2500% per annum and thereafter for each Effective Period (as defined below) 0.3250% per annum" in the first sentence thereof and substituting therefor the phrase "0.3250% per annum and thereafter for each Effective Period (as defined below) 0.4000% per annum", (ii) deleting the date "September 30, 1998" in the second to last sentence thereof and substituting therefor the date "March 31, 1999", (iii) deleting the figure "0.3250%" in the last sentence thereof and substituting therefor the figure "0.4000%" and (iv) deleting the table therein and substituting therefor the following table:


                                                         Applicable Facility Fee
                  "Consolidated                                Rate for
                 Debt/EBITDA Ratio                             Advances
               ---------------------                    ------------------------
     Greater than 3.50 to 1.00                                 0.4000%







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


                                                         Applicable Facility Fee
                  "Consolidated                                Rate for
                 Debt/EBITDA Ratio                             Advances
               ---------------------                    ------------------------
         Less than or equal to 3.50 to 1.00 but                 0.3250%
         greater than 3.00 to 1.00

         Less than or equal to 3.00 to 1.00 but                 0.2500%
         greater than 2.50 to 1.00

         Less than or equal to 2.50 to 1.00 but                 0.2000%
         greater than 2.00 to 1.00

         Less than or equal to 2.00 to 1.00                     0.1750%"


                  (d) The definition of "Applicable Letter of Credit Fee Rate" in Section 1.01 is amended by (i) deleting the phrase "0.3750% per annum and thereafter for each Effective Period (as defined below) 0.5000% per annum" in the first sentence thereof and substituting therefor the phrase "0.5500% per annum and thereafter for each Effective Period (as defined below) 0.7250% per annum", (ii) deleting the date "September 30, 1998" in the second to last sentence thereof and substituting therefor the date "March 31, 1999", (iii) deleting the figure "0.5000%" in the last sentence thereof and substituting therefor the figure "0.7250%" and (iv) deleting the table therein and substituting therefor the following table:



                   "Consolidated                         Applicable Letter of Credit
                 Debt/EBITDA Ratio                                Fee Rate
               ---------------------                     ---------------------------
         Greater than 3.50 to 1.00                                 0.7250%

         Less than or equal to 3.50 to 1.00 but                    0.5500%
         greater than 3.00 to 1.00

         Less than or equal to 3.00 to 1.00 but                    0.3750%
         greater than 2.50 to 1.00

         Less than or equal to 2.50 to 1.00 but                    0.3000%
         greater than 2.00 to 1.00

         Less than or equal to 2.00 to 1.00                        0.2000%"


                  (e) The definition of "Applicable Utilization Fee Rate" in
         Section 1.01 is amended by (i) deleting the phrase "0.1250% per annum" in the first sentence thereof and substituting therefor the phrase "0.2500% per annum", (ii) deleting the date "September 30, 1998" in the second to last sentence thereof and substituting therefor the date "March 31, 1999" and (iii) deleting the table therein and substituting therefor the following table:





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


                                                        Applicable Utilization Fee
                      "Consolidated                            Rate for
                    Debt/EBITDA Ratio                          Advances
                 ----------------------                   ---------------------
         Greater than 3.50 to 1.00                               0.2500%

         Less than or equal to 3.50 to 1.00 but                  0.2500%
         greater than 3.00 to 1.00

         Less than or equal to 3.00 to 1.00 but                  0.1250%
         greater than 2.50 to 1.00

         Less than or equal to 2.50 to 1.00 but                  0.1250%
         greater than 2.00 to 1.00

         Less than or equal to 2.00 to 1.00                      0.1250%"


                  (f) The definition of "Fixed Charge Coverage Ratio" in Section
         1.01 is amended by adding at the end thereof the following:

                      "plus, in the case of the quarter ended September 30, 2002, the current portion of the notional amount of the 4.5% Convertible Subordinated Debentures, due 2003, and the current portion of the public Subordinated Debt to refinance the 4.5% Convertible Subordinated Debentures, due 2003."

                  (g) The definition of "Guarantors" in Section 1.01 is amended by deleting the second proviso therein and replacing such proviso with the following proviso:

                      "; and provided further that the Subsidiaries listed on
                                              Schedule VIII hereto shall not be
                                              Guarantors so long as less than
                                              9.0% of the EBITDA of the Borrower
                                              and its Subsidiaries (calculated
                                              on a rolling four quarter basis)
                                              is attributable to their interests
                                              in such Subsidiaries."

                  (h) Section 3.01 is amended by deleting the figure "$25,000,000" in the fifth line thereof and substituting therefor the figure "$50,000,000".

                  (i) Section 6.01(j) is amended by (i) adding to the end of clause (C) thereof the following proviso:





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

                    ", provided that the Subsidiaries listed on Schedule VIII hereto shall not enter into the Intercompany Subordination Agreement so long as less than 9.0% of the EBITDA of the Borrower and its Subsidiaries (calculated on a rolling four quarter basis) is attributable to their interests in such Subsidiaries"

       and (ii) adding to the end of such Section a new clause (E), to read as follows:


                    "(E) If, at any time, the Borrower's Debt is rated at or below BB- by Standard & Poor's Ratings Group or Ba3 by Moody's Investors Service, Inc., then the Borrower shall promptly and in any event within ten Business Days (or, in the case of any Subsidiary referred to below, such other time period as agreed by the Agent) after the announcement of such downgrade (i) pledge and deliver to the Agent as security for its benefit and the ratable benefit of the Banks all of the Securities (accompanied by undated stock powers executed in blank) of each of its Subsidiaries that is not (x) an Immaterial Subsidiary or (y) listed on
                    Schedule VIII, (ii) execute and deliver a pledge agreement in form and substance reasonably satisfactory to the Agent,
                    (iii) take all such other action as the Agent may deem necessary or desirable in order to obtain and maintain, from and after the time such Securities are pledged and delivered to the Agent, a perfected, first priority lien on and security interest in such Securities (and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Securities), and (iv) use all reasonable efforts to pledge and deliver to the Agent as security for its benefit and the ratable benefit of the Banks all of the Securities (accompanied by undated stock powers executed in blank) of each of the Subsidiaries described in clause (i)(y) as soon as practicable following the date of such downgrade so long as such pledge and delivery would not adversely affect the business of such Subsidiary."

                (j) Section 6.02(e)(i) is amended by deleting the figure "$75,000,000" in clause (C) thereof and replacing such figure with the following phrase:

                    "(1) $15,000,000 if, at the time of such Common Stock Payment, the Borrower's Consolidated Debt/EBITDA Ratio is greater than or equal to 3.50 to 1.00, (2) $25,000,000 if, at the time of such Common Stock Payment, the Borrower's Consolidated Debt/EBITDA Ratio is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00, or (3) $50,000,000 if, at the time of such Common Stock Payment, the Borrower's Consolidated Debt/EBITDA Ratio is less than 3.00 to 1.00".

                (k) Section 6.02(f)(i) is amended by (i) deleting in clause
    (A) thereof the figure "$75,000,000" and substituting therefor the figure "25,000,000" and (ii) deleting in clause



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

      (B) thereof the phrase "shall not exceed $500,000,000" and substituting therefor the phrase "(commencing on and after the date of Amendment No. 2 and Consent to this Agreement) shall not exceed $150,000,000".

                (l) Section 6.02(f)(ii) is amended by deleting the figure "$75,000,000" in the fifth line thereof and substituting therefor the figure "25,000,000".

                (m) Section 6.02(f)(viii) is amended by deleting the figure "$75,000,000" therein and replacing such figure with the following phrase:

                    "(1) $15,000,000 if, at the time of such Capital Investment, the Borrower's Consolidated Debt/EBITDA Ratio is greater than or equal to 3.50 to 1.00, (2) $25,000,000 if, at the time of such Capital Investment, the Borrower's Consolidated Debt/EBITDA Ratio is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00, or (3) $50,000,000 if, at the time of such Capital Investment, the Borrower's Consolidated Debt/EBITDA Ratio is less than 3.00 to 1.00".

                (n) Section 6.02(j)(vii) is amended by deleting the figure "$75,000,000" therein and replacing such figure with the following phrase:

                    "(1) $15,000,000 if, at the time of such purchase, the Borrower's Consolidated Debt/EBITDA Ratio is greater than or equal to 3.50 to 1.00, (2) $25,000,000 if, at the time of such purchase, the Borrower's Consolidated Debt/EBITDA Ratio is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00, or (3) $50,000,000 if, at the time of such purchase, the Borrower's Consolidated Debt/EBITDA Ratio is less than 3.00 to 1.00".

                (o) Section 6.02 is amended by adding at the end thereof a new subsection (p) to read as follows:

                    "(p) Transfers to Excluded Subsidiaries. Sell, lease, transfer or otherwise dispose of any of its assets (including cash), or permit any Guarantor to sell, lease, transfer or otherwise dispose of any of its assets (including cash), to any of the Subsidiaries listed on
                    Schedule VIII such that, immediately after giving effect to such sale, lease, transfer or other disposition, the aggregate value of the assets of the Subsidiaries listed on
                    Schedule VIII shall be greater than 9.0% of the aggregate value of the assets of the Borrower and its Subsidiaries."

                (p) Section 6.03(b) is amended by (i) inserting after the phrase "for each such period" therein the parenthetical "(other than the period ending September 30, 2002)" and (ii) adding at the end thereof the phrase ", and for the period ending September 30, 2002, 3.50 to 1.00."




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

                  (q) The Credit Agreement is amended by adding Schedule VIII thereto to read as set forth on Schedule I hereto.

                  Notwithstanding the provisions of Section 7.01(j), the Majority Banks hereby consent to the termination of the Service Agreements listed on Schedule II hereto.

                  This Amendment No. 2 and Consent shall become effective as of the date first above written when, and only when, (i) the Agent shall have received counterparts of this Amendment No. 2 and Consent executed by the undersigned, the Issuing Bank and the Majority Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment No. 2 and Consent, (ii) the Agent shall have received, for the ratable account of each Bank approving this Amendment No. 2 and Consent on or prior to 5:00 p.m. (New York City time) on March 12, 1999, a consent fee of 1/8 of one percent of each such Bank's Commitment, and (iii) the consent attached hereto executed by each Guarantor. This Amendment No. 2 and Consent is subject to the provisions of
Section 9.01 of the Credit Agreement.

                  On and after the effectiveness of this Amendment No. 2 and Consent, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2 and Consent.

                  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 2 and Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 2 and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least three counterparts of this Amendment No. 2 and Consent to Michael Stein at Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022 (Telecopier No. (212) 848-7179).

                  This Amendment No. 2 and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 and Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 2 and Consent.

                  This Amendment No. 2 and Consent shall be governed by, and construed in accordance with, the laws of the State of New York.




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


                                       Very truly yours,

                                       PHYCOR, INC.



                                       By /s/ John K. Crawford
                                          --------------------------------
                                          Title: Executive Vice President
                                                 and Chief Financial Officer








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





Agreed as of the date first above written:

CITIBANK, N.A.,
      as Agent, as an Issuing Bank and as Bank



By /s/ Gregory K. Park
  ---------------------------------------
  Title: Vice President



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


NATIONSBANK, N.A.
     as Documentation Agent



By Kevin Wagley
  ---------------------------------------
  Title: Vice President




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




BANK OF AMERICA NT & SA




By Kevin Wagley
  ---------------------------------------
  Title: Vice President

BANKERS TRUST COMPANY




By David J. Bell
  ---------------------------------------
  Title: Principal

CREDIT LYONNAIS NEW YORK BRANCH




By Henry Reukauf
  ---------------------------------------
  Title: Vice President

FIRST AMERICAN NATIONAL BANK




By Allison H. Jones
  ---------------------------------------
  Title: Senior Vice President

THE FIRST NATIONAL BANK OF CHICACO




By /s/ First National Bank of Chicago
  ---------------------------------------
  Title:

FIRST UNION NATIONAL BANK




By /s/ Carolyn Hannon
  ---------------------------------------
  Title: Director

MELLON BANK, N.A.




By /s/ Scott Hennessee
  ---------------------------------------
  Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH




By Terrell Boyle
  ---------------------------------------
  Title: Vice President

By Jeff Vollack
  ---------------------------------------





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







THE SUMITOMO BANK, LIMITED




By Gary Franke
  ---------------------------------------
  Title: Vice President and Manager





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